SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         February 23,2004
                                                         ----------------


                           GOLD BANC CORPORATION, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

       Kansas                  0-28936                    48-1008593
       ------                  -------                    ----------
(State of Incorporation)  (Commission File Number       (I.R.S. Employer
                                                     Identification Number)


                    11301 Nall Avenue, Leawood, Kansas 66211
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (913) 451-8050
                                                   --------------


          (Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

     Before the opening of trading on February 23, 2004, the Registrant issued a press release containing a correction to a story appearing in The Kansas City Business Journal on February 20, 2004. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


Item 7.         Financial Statements and Exhibits


Exhibit Number  Description

99.1            Press Release dated February 23, 2004.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                               GOLD BANC CORPORATION, INC.


Dated: February 23, 2004
                               By:  /s/ Rick J. Tremblay
                                   --------------------------------
                                   Rick J. Tremblay
                                   Executive Vice President and
                                   Chief Financial Officer


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